                                                            Exhibit (24)
                UNITED TECHNOLOGIES CORPORATION
                       Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  HOWARD H. BAKER, JR.
                                        Howard H. Baker, Jr.

                  UNITED TECHNOLOGIES CORPORATION
                         Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  ANTONIA HANDLER CHAYES
                                        Antonia Handler Chayes

                  UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  ROBERT F. DANIELL
                                        Robert F. Daniell

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  ROBERT F. DEE
                                        Robert F. Dee

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  CHARLES W. DUNCAN, JR.
                                        Charles W. Duncan, Jr.

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  JEAN-PIERRE GARNIER
                                        Jean-Pierre Garnier

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  PEHR G. GYLLENHAMMAR
                                        Pehr G. Gyllenhammar

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  GERALD D. HINES
                                        Gerald D. Hines

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  CHARLES R. LEE
                                        Charles R. Lee

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  ROBERT H. MALOTT
                                        Robert H. Malott

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  FRANK P. POPOFF
                                        Frank P. Popoff

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  H. A. WAGNER
                                        H. A. Wagner

                 UNITED TECHNOLOGIES CORPORATION
                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation

(the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE,

IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND JAY L. HABERLAND, or any

one of them, her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the

Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual

Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of

Attorney this 3rd day of February, 1997.

                                   /s/  JACQUELINE G. WEXLER
                                        Jacqueline G. Wexler